                                                                   EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 8, 1996, which appears on page F-1 of Qualcomm Incorporated's Annual Report on Form 10-K for the year ended September 29, 1996.


PRICE WATERHOUSE LLP

San Diego, California
July 23, 1997